                          LEASE TERMINATION AGREEMENT


1. Continental Airlines, Inc. (Lessee") and First Security Bank of Utah, National Association, not in its individual capacity but solely as owner trustee for the Benefit of Pegasus Aircraft Partners, L.P. (the "Owner Participant") under Trust Agreement 603 dated as of October 10, 1988 ("Lessor") are parties to that certain Lease Agreement 603 dated as of October 14, 1988, as thereafter amended, supplemented and assigned (the "Lease"). Lessee has requested that Lessor accept the early return of the Aircraft (as hereinafter defined) and Lessor is willing to do so only under the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee, Lessor and Owner Participant hereby agree as to certain matters arising out of or in connection with the early return of the Aircraft by Lessee to Lessor. Capitalized words used but not otherwise defined herein shall have the meanings set forth in the Lease.

2. Lessor is, on the date hereof (the "Return Date") receiving from Lessee possession of one (1) Boeing 747-143 airframe bearing U.S. Registration Number N17010 and Manufacturer's Serial Number 19729 (the "Airframe"), together with four (4) Pratt & Whitney JT9D-7A engines bearing Manufacturer's Serial Numbers 662342, 662541, 662273 and 662367 (such engines hereinafter referred to as the "Engines"), and all Parts, attached thereto and thereon, together with all records. manuals, diagrams, logbooks and other documents related thereto required under the Lease (collectively, the "Aircraft"). Except as otherwise expressly provided herein or in the Attachment I hereto, the Aircraft has been returned in the condition required under Section 5 of the Lease.

3. The Airframe, Engines, Landing Gear and APU had the following hours/cycles on the Return Date:

  (a)  Airframe:

   Hours since new: 81,704      Cycles since new: 16,146

   "C" Check:  Hours since last "C" check:       2,894
               Hours to next "C" check:            556

   "D" Check:  Hours since last mid "D" check:   8,010
               Hours to next mid "D" check:      9,490

  (b)  Engines:  Four Pratt & Whitney JT9D-7A Engines:

                                     Hours    Cycles    Cycles/Hours
                                     Since     Since    Remaining to
          Serial    Total    Total    Shop      Shop   Life Ltd. Parts
          Number    Time     Cycles   Visit     Visit       Change
          662342   51,687   13,346    4,516      644      2,780 Hours
          662541   55,408   13,497   11,034    1,599      5,402 Hours
          662273   71.795   17,369    6,853    1,375      3,386 Hours
          662367   64,113   13.157    4,484      636        237 Cycles

(c)  Landing Gear:

                                                           Cycles/
                                              Cycles/    Days to Next
                    Serial      Date        Days Since     Scheduled
        Position    Number    Installed    Last Overhaul    Overhaul
          NOSE      25174     19-May-95          0/276     6,000/2,644
          RWG        1500     24-May 95          0/276     6,000/2,644
          LWG        2167     24-May-95          0/276     6,000/2,644
          RBG        0912     24-May-95          0/276     6,000/2,644
          LBG        0238     12-May-95          0/276     6,000/2,644

(d)  Auxiliary Power Unit (APU)

     Serial No.       Date Installed        Hours Since Last Overhaul

       P37725             11/8/94                      395

4. In consideration of Lessor's agreement to accept the return of the Aircraft on the Return Date, Lessee hereby agrees to the following:

   (a) Lessee will store the Aircraft at Tucson, Arizona for a period of up to sixty (60) days after the date of acceptance of the Aircraft by Lessor, at Lessee's sole cost and expense (including ground and ferry flight insurance for the Aircraft); and

   (b) Lessee will permit Lessor, at no charge to Lessor, to use Lessee's FAA-approved Maintenance Program for the Aircraft to assist Lessor in transitioning the Aircraft to a follow-on lessee's maintenance program.

5. Lessee shall pay to Lessor, on the Return Date, the sum of $3,906,491.00, in full and final settlement of Lessee's obligation to pay Basic Rent under the Lease.

6. Lessee confirms its obligation to continue to repay Modification Advances and Deferred Rent Amounts under the Lease, pursuant to the Stipulation and Order dated July 3, 1991 and Supplemental Stipulation and Order dated December 30, 1992 related to the Aircraft, as evidenced by two (2) Promissory Notes, the forms of which are attached hereto as Exhibits A-1 and A-2 (the "Promissory Notes"): Original Promissory Notes executed by Lessee in favor of Lessor have been or will be delivered to Lessor on or before the Return Date.

7. Lessor and Lessee hereby acknowledge that each of the Engines will not have been installed on the Aircraft and accepted by Lessor on the Return Date, and that in further consideration of Lessor's agreement to accept the return of the Aircraft on the Return Date. Lessee hereby agrees to the following with respect to each of the Engines:

  (a) Engine S/N 662342 has had its records and borescope inspections completed and accepted by Lessor; however, such Engine still requires and Lessor is still entitled to observe Lessee's engine performance run.

  (b) Engine S/N's 662273 and 662367 have each had its borescope inspection completed and accepted by Lessor; however, such Engines still require and Lessor is still entitled to complete its, records inspection and observe Lessee's engine performance run with respect to each such Engine. Lessor shall promptly complete its records inspection.

  (c) Engine S/N 662541 is acknowledged by Lessee and Lessor to be a disputed engine (that is, as to whether such Engine meets the conditions required for return under the Lease) (the "Disputed Engine"). Lessor believes the Disputed Engine is exhibiting a chronic oil leak. Lessee believes the Disputed Engine is exhibiting a static oil leak. Lessee will perform a compressor wash and an oil consumption check in accordance with the Pratt & Whitney maintenance manual. If the Disputed Engine is within Pratt & Whitney maintenance manual limits, Lessee shall borescope the Disputed Engine in the same manner as the other Engines, to Lessor's satisfaction. If the Disputed Engine passes such borescope inspection, Lessor shall be entitled to observe Lessee's engine performance run. Lessor has completed its records inspection with respect to the Disputed Engine. If the Disputed Engine is not accepted by Lessor, Lessee shall promptly deliver and install a replacement engine which meets the required return conditions under the Lease.

  (d) With respect to Engine S/N's 662273 and 662367 and the Disputed Engine and any replacement engine therefor, Lessee shall pay to Lessor the sum of $1,500 per day from and including October 10, 1995 with respect to the Disputed Engine, October 21, 1995 with respect to Engine S/N 662273 and October 24, 1995 with respect to Engine S/N 662367, to but excluding the date each such Engine or any replacement enginetherefor which meets the required return conditions under the Lease is delivered and installed on the Aircraft and accepted by Lessor, it being agreed that Lessor shall promptly inspect any replacement engine and its related records tendered by Lessee: Notwithstanding the preceding sentence, (i) with respect to the Disputed Engine, in the event the Disputed Engine passes its borescope inspection and engine performance run as described in Section 7(c) above, then Lessee shall not be required to pay to Lessor the sum of $1,500 per day from October 10, 1995 and (ii) with respect to Engine S/N 662273, in the event such Engine passes its records inspection and engine performance run, then Lessee shall not be required to pay to Lessor the sum of $1,500 per day from October 21, 1995. All payments to be made by Lessee to Lessor hereunder shall be paid monthly in arrears on the first day of each month, in accordance with Section 3.4 of the Lease.

  (e) If any of the Engines shall fail the records inspection, borescope inspection or engine performance run and Lessee is unable to correct such failure. then Lessor shall not be required to accept such Engine, and Lessee shall promptly deliver: and install a replacement engine which meets the required return conditions under the Lease. In the event any Engine shall fail the records inspection, borescope inspection or engine performance run, Lessee shall (i) in the case of Engine SIN 662342, pay to Lessor the sum of $1,500 per day from and including the date such Engine failed the records inspection, borescope inspection or engine performance run, and (ii) in the case of Engine S/N's 662273 and 662367 and the Disputed Engine, pay to Lessor the sum of $1,500 per day from and including the dates set forth in paragraph (d) above, to but excluding (in the case of all Engines) the date a replacement engine therefor is delivered and installed on the Aircraft and accepted by Lessor, it being agreed that Lessor shall promptly inspect any replacement engine and its related records tendered by Lessee: All payments to be made by Lessee to Lessor hereunder shall be paid monthly in arrears on the first day of each month. in accordance with Section
       3.4 of the Lease.

  (f) Lessee agrees that it shall perform the engine performance run promptly, but in no event later than October 20, 1995.

8. The parties hereby agree that the Lease and other Operative Agreements are terminated and, except with respect to obligations described herein and except for any obligations under the Operative Agreements which, by their terms expressly survive the return of the Aircraft to Lessor and termination of such agreements, no party shall have any obligation under the Lease or Operative Agreements and each party hereto hereby expressly releases and discharges the each of the other parties hereto from any and all liability or causes or action such panty ever had, now has or may have in the future, whether known or unknown, relating to the Lease and other Operative Agreements.

  IN WITNESS WHEREOF, the parties hereto have caused this Lease Termination Agreement to be executed in their respective corporate names by their duly authorized representatives this 16th day of October, 1995.


FIRST SECURITY BANK OF UTAH,              CONTINENTAL AIRLINES, INC.
NATIONAL ASSOCIATION, not in its
individual capacity but solely as owner
trustee under Trust Agreement 603
dated as of October 10, 1988


By:  /s/ Greg A. Hawley                   By:  /s/ Gerald Laderman
   -----------------------------              ------------------------------

Name:  Greg A. Hawley                     Name:  Gerald Laderman
      --------------------------                -----------------------------

Title:  Assistant Vice President          Title:  Vice President
      --------------------------                -----------------------------


PEGASUS AIRCRAFT PARTNERS, L.P.

By:  Pegasus Aircraft Management
     Corporation, as Managing
     General Partner

By:  /s/ Carol L. Chase
    ------------------------------
         Carol L. Chase
Title:   Senior Vice President, General
         Counsel and Secretary
       ---------------------------

By:  Air Transport Leasing, Inc., as
     Administrative General Partner

By:    /s/ Clifford G. Wats
    ------------------------------

Title:   President
       ---------------------------

                                  ATTACHMENT 1

                             LIST OF DISCREPANCIES


1. Accomplishment of all component changes and inspection requirements due per the return conditions under the Lease, as described in that certain Forecast Inquiry to be dated the date of acceptance of the Aircraft by Lessor.

2. Correction of discrepancies noted and deferred at time of storage by Lessee (as described in that certain Inbound Deferred Log consisting of 11 pages) to the extent required by Section 5.1 of the Lease.

3. Observe Lessee's Engine Performance Runs on all Engines.

4. Records Inspections on Engine S/N's 662273 and 662367.

5. Borescope Inspection of Engine S/N 662541.

6. "Power-On" Systems Check of the Aircraft.

7. Test Flight of the Aircraft in accordance with Section 5.6 of the Lease.

8. Redelivery Flight (which may be combined with the Test Flight set forth in item 7 above, at Lessee's option) of the Aircraft to the Hamilton Aviation facility in Tucson, Arizona.

9. Any and all discrepancies noted by Lessor during the activities set forth in items 1-8 above shall be corrected by Lessee, at Lessee's sole cost and expense. prior to redelivery to and final acceptance of the Aircraft by Lessor.

                                                                 EXHIBIT A-1





                       THIS NOTE HAS NOT BEEN REGISTERED
                       UNDER THE SECURITIES ACT OF 1933,
                          AS AMENDED, AND MUST BE HELD
                       INDEFINITELY UNLESS SO REGISTERED
                        OR TRANSFERRED IN A TRANSACTION
                            EXEMPT FROM REGISTRATION




Houston, Texas                                            $208,155.43
October 1, 1995                                     Principal Amount




                          PROMISSORY NOTE



    FOR VALUE RECEIVED, the undersigned, CONTINENTAL AIRLINES, INC., a Delaware corporation ("Borrower") hereby promises to pay to First Security Bank of Utah, N.A. ("Holder"), or its assigns, in lawful money of the United States of America, the principal sum of Two Hundred Eight Thousand One Hundred Fifty-Five and 43/100 Dollars ($208,155.43) (the "Principal"), together with interest at the rate of 8.70 percent per annum calculated on the basis of a 360 day year consisting of twelve 30-day months (the "Interest Rate"), which interest shall accrue on the outstanding Principal from and including the date hereof to but excluding the date on which the principal and all accrued interest are paid in full. The principal of, and accrued interest on, this Note shall be payable in accordance with the provisions of Section 2 hereof. The entire unpaid Principal of this Note, together with accrued and unpaid interest thereon, if any, shall be finally due and payable on the Maturity Date (as hereinafter defined). All amounts of Principal and, to the extent permitted by applicable law, interest which are not paid when due in accordance with the provisions of Section 2 hereof shall bear interest from the date such Principal and interest payment was due until paid at the Default Rate (hereinafter defined) (calculated on the basis of a 360 day year consisting of twelve 30-day months),

   Section 1. Certain Definitions. As used herein, the following terms have the following meanings:

   1.1 "Business Day" means a day other than a Saturday, Sunday or other day on which banks in New York City or Houston, Texas are permitted or required to close.

   1.2   "Default" means the occurrence of one or more of the following events:

     (a)  The failure of Borrower to pay any amounts of Principal or interest
   thereon due on this Note within five       (5) Business Days after the same
   becomes due and payable in accordance with the terms hereof; or

     (b) The failure of Borrower to perform, observe, and comply with any covenant, agreement, or condition (other than the covenant to pay amounts of Principal or interest thereon due under this Note) contained in this Note and the continuation of such a failure for a period of thirty (30) days following written notice to Borrower from the Holder of the continuation of such failure; or

   (c) The occurrence end continuance of an "Event of Default" as such term is defined in the Lease, subject to the provisions therein concerning notice and/or opportunity to cure such Event of Default, or a default under the Stipulation (after giving effect to the grace periods provided for therein) insofar as it relates to the Lease or the equipment subject thereto, in any such case if and only if at the time of such occurrence and at the time notice of acceleration is given hereunder, the Holder is an Interested Party.

  1.3 "Default Rate" means the rate per annum equal to the lesser of (a) the Interest Rate plus 2%, or (b) the highest rate then permitted by law for any period during which the Principal shall be overdue; provided, however, that if no such highest rate exists, then the rate specified in clause (a) preceding shall apply.


  1.4 "Interested Party" means the lessor under the Lease or any other party having an ownership interest in the equipment subject to the Lease or having the benefit of a security interest in the Lease.


  1.5 "Lease" means Lease Agreement 603, dated as of October 14, 1988, between First Security Bank of Utah, N.A., as Owner Trustee for the benefit of Pegasus Aircraft Partners, L.P., as Lessor, and Continental Airlines, Inc., a. Lessee, covering one Boeing 747-143 aircraft bearing U.S. Registration No. N17010 and four Pratt & Whitney JT9D-7A engines bearing Manufacturer Serial Nos. 662342, 662579, 662542 and 685702 as such Lease may be amended, restated or supplemented from time to time.


  1.6  "Maturity Date" means April 1, 1996.

  1.7 "Stipulation" means Supplemental Stipulation and Order among Continental Airlines, Inc., Bay Air Lease I, Cirrus Capital Corporation of Florida, Bay Air Lease III, Aviation Assets I, Aviation Assets II, Aviation Assets III, Aviation Assets IV, IAL Aircraft Acquisitions, Inc., Pegasus Aircraft Partners II, L.P., Pegasus Capital Corporation, IAL Aviation Resources, Inc., Pegasus Aircraft Partners, L.P., Gilman Financial Services, First Security Bank of Utah, as Owner Trustee concerning three DC-9-82 aircraft, one A300B4-103 aircraft, two 747-143 aircraft, five 727-224 aircraft, three DC-10-10 aircraft, one 747-238 aircraft, certain engines and equipment related to the foregoing aircraft, six CF6-6D aircraft engines, eight JT8D-15 aircraft engines, three JT9D-7A aircraft engines, four JT8D-217 aircraft engines and two CFM56-3B1 aircraft engines, as approved by the U.S. Bankruptcy Court for the District of Delaware on December 30, 1992.

   Section 2.  Payments of Principal and Interest.

      (a) payment of Principal and the interest accrued at the Interest Rate on the unamortized portion of the Principal shall be made in seven equal monthly installments of Principal and interest commencing on the date hereof and on the first Business Day of each of the next six months. Each monthly payment shall reflect interest accrued from and including the first day of the preceding month to and including the last day of such month.

     (b) Notwithstanding the foregoing, at the Maturity Date, the entire unpaid balance of Principal and all accrued and unpaid interest shall be finally due and payable.

    Section 3, Prepayments. Borrower shall be entitled to prepay the unpaid Principal, at any time and from time to time, in whole or in part, without premium or penalty, but only if all accrued and unpaid interest on this Note is paid to the date of such prepayment.

   Section 4. Events of Default and Remedies. The entire unpaid Principal, and all accrued interest, if any, on this Note shall immediately become due and payable at the option of the Holder hereof if a Default shall have occurred and be continuing upon written notice from the Holder to Borrower of acceleration. In the event a Default shall have occurred, the Holder of this Note may proceed without consent or approval of the Bankruptcy Court having jurisdiction over the Borrower to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate Proceedings, whether for the specific performance of any covenant or agreement contained in this Note, or in aid of the exercise of any power or right granted by this Note or to enforce any other legal or equitable right of the Holder of this Note, including any rights accorded Holder under the Stipulation.

   Section 5. No Partnership or Agency Intended. Nothing contained herein is intended, or shall in any way be construed, so as to create any form of partnership or agency relationship between Borrower and Holder. The parties hereby expressly disclaim any intention of any kind to create any such partnership or agency relationship between themselves hereby. Accordingly, in no event shall Holder be liable for any of the debts, obligations, or liabilities of Borrower as a result of the execution of this Note.

   Section 6.  Cumulative Rights. No delay on the part of the Holder of this
Note in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right. The remedies provided to Holder herein are cumulative of any other rights and remedies available at law or in equity and enforcement by the Holder of this Note shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

   Section 7. Waiver. Except as expressly provided herein, Borrower and each other party, if any, ever liable for the payment of any sum of money payable on this Note, jointly and severally waive demand, presentment, protest, notice of nonpayment, dishonor and notice of dishonor, notice of intention to accelerate, notice of protest, notice of acceleration and any and all lack of diligence or any delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof or by any indulgences, and hereby consent to any and all renewals, extensions or indulgences, regardless of the number of such renewals, extensions or indulgences.

   Section 8. Attorneys' Fees and Costs. If a Default shall occur and thereafter this Note is placed in the hands of an attorney for collection, or if this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case, Borrower promises to Pay Holder all reasonable costs of collection, including but not limited to reasonable attorneys' fees incurred by the Holder hereof on account of such collection, whether or not suit is filed.

   Section 9. Notices. Any notice or other communication permitted or required to be given hereunder by one party to the other shall be given in accordance with the Lease. If Holder is not a party to the Lease, Holder agrees to provide Borrower all notice information reasonably requested by Borrower.

  SECTION 10. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS NOTE.

  Section 11. Headings; Construction. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

  Section 12. Successors and Assigns. All of the covenants, stipulations, premises, and agreements in this Note contained by or on behalf of Borrower shall bind its successors and assigns, whether so expressed or not; provided, however, that Borrower may not, without the Prior consent of Holder, assign any rights, duties, or obligations under this Note except in connection with an assignment of Borrower's rights, obligation and duties under the Lease to the extent permitted thereunder and under the Stipulation. All rights, duties and privileges of Holder under this Note shell inure to the benefit of any successors and assigns, whether in whole or in part, of Holder.

  Section 13. Payments. Unless otherwise directed in writing by Holder, Borrower shall make all payments or prepayments on this Note in accordance with the payment provisions of the Lease. All payments received in respect of this Note shall be applied first, to discharge any amounts owing under Section 8 hereof; second, to the payment of accrued and unpaid interest; third, to the payment of any Principal due and owing; and fourth, to the prepayment of Principal in the inverse order of maturity in accordance with Section 3 hereof.

  Section 14. Registration and Transfer of the Note. Borrower shall keep a register (the "Note Register") in which provision shall be made for the registration of this Note and the registration of transfer of this Note, and transfer of this Note may be effected only by surrender of this Note to Borrower and the issuance by Borrower of a new instrument representing the outstanding principal amount of, end accrued and unpaid interest on, this Note. A transfer of this Note may only be made to a single transferee and only in the full amount of the outstanding principal amount of this Note. If Holder wishes to transfer this Note, Holder shall surrender this Note to Borrower duly endorsed, or accompanied by written instruments of transfer duly executed, by the Holder or its attorney duly authorized in writing, with the signatures guaranteed by an institution reasonably acceptable to Borrower, accompanied by payment or reasonable evidence of payment of any applicable transfer taxes, written instructions as to the account for payments and address for notices to the transferee and any tax information reasonably requested by Borrower. Borrower shall not be obligated to effect any transfer if such transfer is not exempt from applicable registration requirements under applicable securities law or is in violation of any applicable securities law, and in connection with any requested transfer the Holder shall furnish Borrower with evidence of compliance with such securities laws, including representation letters and opinions of counsel, in form and substance reasonably satisfactory to Borrower. As between the Holder and Borrower, all costs of transfer Shall be borne by the Holder. Borrower shall treat the Person in whose name this
Note is registered on the Note Register as the Holder with respect thereto for all purposes hereof, notwithstanding any notice to the contrary, until this Note has been transferred as provided in this Section 14.

   IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

                                CONTINENTAL AIRLINES, INC.




                               By:
                                   ----------------------
                                      Name:
                                      Title:

                                                                  EXHIBIT A-2




                      THIS NOTE HAS HOT BEEN REGISTERED
                      UNDER THE SECURITIES ACT OF 1933,
                         AS AMENDED, AND MUST BE HELD
                      INDEFINITELY UNLESS SO REGISTERED
                       OR TRANSFERRED IN A TRANSACTION
                           EXEMPT FROM REGISTRATION




Houston, Texas                                           $155,286.77
October 1, 1995                                     Principal Amount




                          PROMISSORY NOTE


  FOR VALUE RECEIVED, the undersigned, CONTINENTAL AIRLINES, INC., a Delaware corporation ("Borrower") hereby promises to pay to First Security Bank of Utah, N.A, ("Holder"), or its assigns, in lawful money of the United States of America, the principal sum of One Hundred Fifty-five Thousand Two Hundred Eighty-six and 77/100 Dollars ($155,286.77) (the "Principal"), together with interest at the rate of twelve percent per annum calculated on the basis of a 360 day year consisting of twelve 30-day months (the "Interest Rate"), which interest shall accrue on the outstanding Principal from and including the date hereof to but excluding the date on which the Principal and all accrued interest are paid in full. The Principal of, and accrued interest on, this note shall be payable in accordance with the provisions of Section 2 hereof. The entire unpaid Principal of this Note, together with accrued and unpaid interest thereon, if any, shall be finally due and payable on the Maturity Date (as hereinafter defined). All amounts of Principal and, to the extent permitted by applicable law, interest which are not paid when due in accordance with the provisions of section 2 hereof shall bear interest from the data such Principal and interest payment was due until paid at the Default Rate (hereinafter defined) (calculated on the basis of a 360 day year consisting of twelve 30-day months).

  Section 1. Certain Definitions. As used herein, the following terms have the following meanings:


  1.1 "Business Day" means a day other than a Saturday, Sunday or other day on which banks in New York City or Houston, Texas are permitted or required to close.

  1.2  "Default" means the occurrence of one or more of the following events:

           (a) The failure of Borrower to pay any amounts of Principal or interest thereon due on this Note within five (5) Business Days after the same becomes due and payable in accordance with the terms hereof; or

          (b) The failure of Borrower to Perform, observe, and comply with any covenant, agreement, or condition (other than the covenant to pay amounts of Principal or interest thereon due under this Note) contained in this Note and the continuation of such a failure for a period of thirty (30) days following written notice to Borrower from the Holder of the continuation of such failures or


          (c) The occurrence and continuance of an "Event of Default" as such term is defined in the Lease, subject to the provisions therein concerning notice and/or opportunity to cure such Event of Default, or a default under the stipulation (after giving effect to the grace periods provided for therein) insofar as it relates to the Lease or the equipment subject thereto, in any such case if and only if at the time of such occurrence and at the time notice of acceleration is given hereunder, the Holder is an Interested Party.

  1.3 "Default Rate" means the rate per annum equal to the lesser of (a) the Interest Rate plus 2%, or (b) the highest rate then permitted by law for any period during which the Principal shall be overdue; provided, however, that if no such highest rate exists, then the rate specified in clause (a) Preceding shall apply.

  1.4 "Interested Party" means the lessor under the Lease or any other party having an ownership interest in the equipment subject to the Lease or having the benefit of a security interest in the Lease.

  1.5 "Lease" means Lease Agreement 603, dated as of October 14, 1988, between First Security Bank of Utah, N.A., as Owner Trustee for the benefit of Pegasus Aircraft Partners, L.P., as Lessor, and Continental Airlines, Inc., as Lessee, covering one Boeing 747-143 aircraft bearing U.S. Registration No. N17010 and four Pratt & Whitney JT9D-7A engines bearing Manufacturer Serial Nos. 662342, 662579, 662542 and 685702 as such Lease may be amended. restated or supplemented from time to time.


  1.6  "Maturity Date" means December 1, 1996.

  1.7 "Stipulating" means Stipulation and Order among Continental Airlines, Inc., New York Airlines, Inc., Bay Air Lease I, Cirrus Capital Corporation of Florida, Bay Air Lease III, Meridian Trust Company, as Owner Trustee, IAL Aircraft Acquisitions, Inc. Pegasus Aircraft Partners II, L.P., Pegasus Capital Corporation, IAL Aviation Resources, Inc., Aircraft Leasing, Inc., Pegasus Aircraft Partners, L.P., Gilman Financial Services, First Security Bank of Utah, as Owner Trustee concerning three DC-9-82 aircraft, one DC-8-83 aircraft, one 737- 291 aircraft, one A300B4-103 aircraft, two 747-143 aircraft, six 727-224 aircraft, three DC-10-10 aircraft, one 747-238 aircraft, certain engines and equipment related to the foregoing aircraft, six CF6-6D aircraft engines, eight JT8D-15 aircraft engines, three JT9D-7A aircraft engines, four JT8D-217 aircraft engines and two CFM56-3B1 aircraft engines, as approved by the U.S. Bankruptcy Court for the District of Delaware on July 3, 1991.

  Section 2.  Payments of Principal and Interest.

     (a) Payment of Principal and the interest accrued at the Interest Rate on the unamortized portion of the Principal shall be made in fifteen equal monthly installments of Principal and interest commencing on the date hereof and on the first Business Day of each of the next fourteen months. Each monthly payment shall reflect interest accrued from and including the first day of the preceding month to and including the last day of such month.

     (b) Notwithstanding the foregoing, at the Maturity Date, the entire unpaid balance of Principal and all accrued and unpaid interest shall be finally due and payable.

  Section 3. Prepayments. Borrower shall be entitled to prepay the unpaid Principal, at any time and from time to time, in whole or in part, without premium or penalty, but only if all accrued and unpaid interest on this Note is paid to the date of such prepayment.

  Section 4. Events of Default and Remedies. The entire unpaid Principal, and all accrued interest, if any, on this Note shall immediately become due and payable at the option of the Holder hereof if a Default shall have occurred and be continuing upon written notice from the Holder to Borrower of acceleration. In the event a Default shall have occurred, the Holder of this Note may proceed without consent or approval of the Bankruptcy Court having jurisdiction over the Borrower to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Note, or in aid of the exercise of any power or right granted by this Note or to enforce any other legal or equitable right of the Holder of this Note, including any rights accorded Holder under the stipulation.

  Section 5. No Partnership or Agency Intended. Nothing contained herein is intended, or shall in any way be construed, so as to create any form of partnership or agency relationship between Borrower and Holder. The parties hereby expressly disclaim any intention of any kind to create any such partnership or agency relationship between themselves hereby. Accordingly, in no event shall Holder be liable for any of the debts, obligations, or liabilities of Borrower as a result of the execution of this Note.

  Section 6.  Cumulative Rights.  No delay on the part of the Holder of this
Note in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right. The remedies provided to Holder herein are cumulative of any other rights and remedies available at law or in equity and enforcement by the Holder of this Note shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

  Section 7. Waiver. Except as expressly provided herein, Borrower and each other party, if any, ever liable for the payment of any sum of money payable on this Note, jointly and severally waive demand, presentment, protest, notice of nonpayment, dishonor and notice of dishonor, notice of intention to accelerate, notice of protest, notice of acceleration and any and all lack of diligence or any delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Note shall not be affected by any renewal or extension in the time of payment hereof or by any indulgences, and hereby consent to any and all renewals, extensions or indulgences, regardless of the number of such renewals, extensions or indulgences.

  Section 8. Attorneys' Fees and Costs. If a Default shall occur and thereafter this Note is placed in the hands of an attorney for collection, or if this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case, Borrower promises to pay Holder all reasonable costa of collection, including but not limited to reasonable attorneys' fees incurred by the Holder hereof on account of such collection, whether or not suit is filed.

  Section 9. Notices. Any notice or other communication permitted or required to be given hereunder by one party to the other shall be given in accordance with the Lease. If Holder is not a party to the Lease. Holder agrees to provide Borrower all notice information reasonably requested by Borrower.

  SECTION 10. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY, ENFORCEMENT, AND INTERPRETATION OF THIS NOTE.

  Section 11. Headings; Construction. The headings of the sections of this Note are inserted for convenience only and shall not be deemed to constitute a part hereof, words used herein of any gender shall be construed to include any other gender where appropriate, and words used herein which are either singular or plural shall be construed to include the other where appropriate.

  Section 12. Successors and Assignments. All of the covenants, stipulations, promises, and agreements in this Note contained by or on behalf of Borrower shall bind its successors and assigns, whether so expressed or not; provided, however, that Borrower may not, without the prior consent of Holder, assign any rights. duties, or obligations under this Note except in connection with an assignment of Borrower's rights, obligation and duties under the Lease to the extent permitted thereunder and under the Stipulation. All rights, duties and privileges of Holder under this Note shall inure to the benefit of any successors and assigns, whether in whole or in part, of Holder.

  Section 13. Payments. Unless otherwise directed in writing by Holder, Borrower shall make all payments or prepayments on this Note in accordance with the payment provisions of the Lease. All payments received in respect of this Note shall be applied first, to discharge any amounts owing under Section 8 hereof; second, to the payment of accrued and unpaid interest; third, to the payment of any Principal due and owing; and fourth, to the prepayment of Principal in the inverse order of maturity in accordance with Section 3 hereof.

  Section 14. Registration and Transfer of the Note. Borrower shall keep a register (the "Note Register") in which provision shall be made for the registration of this Note and the registration of transfer of this Note, and transfer of this Note may be effected only by surrender of this Note to Borrower and the issuance by Borrower of a new instrument representing the outstanding principal amount of, and accrued and unpaid interest on, this Note. A transfer of this Note may only be made to a single transferee and only in the full amount of the outstanding principal amount of this Note. If Holder wishes to transfer this Note, Holder shall surrender this Note to Borrower duly endorsed, or accompanied by written instruments of transfer duly executed, by the Holder or its attorney duly authorized in writing, with the signatures guaranteed by an institution reasonably acceptable to Borrower, accompanied by payment or reasonable evidence of payment of any applicable transfer taxes, written instructions as to the account for payments and address for notices to the transferee and any tax information reasonably requested by Borrower. Borrower shall not be obligated to effect any transfer if such transfer is not exempt from applicable registration requirements under applicable securities law or is in violation of any applicable securities law, and in connection with any requested transfer the Holder shall furnish Borrower with evidence of compliance with such securities laws, including representation letters and opinions of counsel, in form and substance reasonably satisfactory to Borrower. As between the Holder and Borrower, all Costs of transfer shall be borne by the Holder. Borrower shall treat the Person in whose name this
Note is registered on the Note Register as the Holder with respect thereto for all purposes hereof, notwithstanding any notice to the contrary, until this Note has been transferred as provided in this Section 14.

  IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.


                                   CONTINENTAL AIRLINES, INC.




                                   By:
                                      --------------------------------------
                                      Name:
                                      Title: